SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

OF

EVERGREEN SECTOR FUNDS

I.              Evergreen Health Care Fund(the “Fund”)

                Effective September 8, 2006, Walter T. McCormick, CFA, is the new portfolio manager of Evergreen Health Care Fund. The section in Part 2 of the Statement of Additional Information entitled "PORTFOLIO MANAGERS"is revised to add the following information under the sub-headings listed below.

                Under the sub-heading "Other Funds and Accounts Managed," the table providing information about the registered investment companies, other pooled investment vehicles and separate accounts to be managed by the portfolio manager is revised to reflect the following information as of June 30, 2006:

Portfolio Manager		(Assets in thousands)
Walter T. McCormick	Assets of registered investment companies managed
	Evergreen Health Care Fund[1]	299,975.5
	ING Investors Trust - Health Sciences[1]	179,210.4
	Firsthand Capital Management, Inc[1]	668.6
	Aegon/Transamerica Fund Advisors, Inc[1]	471,602.3
	Evergreen Fundamental Large Cap Fund	1,228,054.8
	Evergreen VA Fundamental Large Cap Fund	175,049.7
	Evergreen Balanced Fund[2]	1,408,843.2
	Evergreen VA Balanced Fund[2]	78,673.1
	TOTAL.................................................................................................	2,890,621.8
	Those subject to performance fee...................................................	0
	Number of other pooled investment vehicles managed......................	0
	Assets of other pooled investment vehicles managed................	N/A
	Number of those subject to performance fee.................................	N/A
	Assets of those subject to performance fee	N/A
	Number of separate accounts managed.................................................	1
	Assets of separate accounts managed...........................................	182,010.3
	Number of those subject to performance fee.................................	0

1  At June 30, 2006, the funds’ assets were managed by Liu-Er Chen. Mr. McCormick has subsequently been named portfolio manager of these funds.

2   Mr. McCormick is not responsible for the management of the entire portfolio of Evergreen Balanced Fund or of Evergreen VA Balanced Fund.  As of June 30, 2006, he was responsible only for approximately $1,011.8 million of the $1,487.5 million in assets in these funds.

Under the sub-heading "Compensation," the table which lists the investment performance benchmarks by which each portfolio manager’s bonus is determined is updated with the following information:

Portfolio Manager

Walter T. McCormick........................	Lipper Large Cap Core Lipper Utility Lipper Equity Income Lipper Small Cap Value Lipper Health/Biotechnology Funds

                Under the sub-heading “Fund Holdings,” the table which presents the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) by each portfolio manager is revised to reflect the following information as of June 30, 2006.  Total exposure equals the sum of (i) the portfolio manager’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the portfolio manager’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the portfolio manager’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Portfolio Manager

Walter T. McCormick........................	Over $1,000,000

September 8, 2006	577434 (9/06)